PricewaterhouseCoopers



Mr. Mark D. Nerud
Jackson National Asset Management LLC
April 11, 2001





ATTACHMENT

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                                              COMMISSION FILE NUMBER (1940 ACT)
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JNL Series Trust                                        811-8894
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JNL Variable Fund LLC                                   811-09121
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JNL Variable Fund III LLC                               811-09369
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JNL Variable Fund V                                     811-09367
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